Filed under Rule 497(k)
Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated May 27, 2026, to the Portfolio’s Summary Prospectus,

dated July 29, 2025, as supplemented to date

At a meeting held on March 26, 2026, the Board of Trustees of Seasons Series Trust (the “Trust”) approved certain changes to the Portfolio’s principal investment strategies, as set out below. The Trust intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC and is expected to become effective on or about July 29, 2026.

The following is added to the end of the first paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio”:

For purposes of the Portfolio’s 80% investment policy, a company is considered to be a value company if it: (i) issues securities that are represented in a third-party value-style index; or (ii) is below the relevant equity market median in at least two “value metrics” similar to those commonly used in the marketplace for value classifications, such as earnings growth, price-to-earnings or sales growth, among others.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.